UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03131

ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH

FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: July 31, 2009

Date of reporting period: January 31, 2009

ITEM 1.	REPORTS TO STOCKHOLDERS.

SEMI-ANNUAL REPORT

AllianceBernstein Global Thematic Growth Fund

(formerly Global Technology Fund)

January 31, 2009

Semi-Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the AllianceBernstein funds, and is a member of FINRA.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

March 24, 2009

Semi-Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Global Thematic Growth Fund (the “Fund”) for the semi-annual reporting period ended January 31, 2009. Prior to November 3, 2008, the Fund was named AllianceBernstein Global Technology Fund. Effective this date, the Fund also changed its policy of normally investing at least 80% of its net assets in the equity securities of companies expected to derive a substantial portion of their revenue from products and services in technology-related industries and/or to benefit from technological advances and improvements (i.e., companies principally engaged in the production, creation, marketing or distribution of technology products and services that use technology extensively). Under the new thematic strategy, the Fund pursues opportunistic growth by investing in a global universe of companies in multiple industries that may benefit by innovation. Also at this time, the Fund’s portfolio management team and benchmark changed, and the Fund acquired the AllianceBernstein Global Health Care Fund.

Investment Objective and Policies

The Fund’s investment objective is long-term growth of capital. The Fund pursues opportunistic growth by investing in a global universe of companies in multiple industries that may benefit from innovation. AllianceBernstein L.P. (the “Adviser”) employs a combination of “top-down” and “bottom-up” investment processes with the goal of identifying the most attractive securities worldwide, fitting into the Fund’s broader themes. Drawing on the global fundamental and quantitative research capabilities of the Adviser, and its economists’ macro-economic insights, the Fund’s investment strategy seeks to identify long-term trends that will affect multiple industries. The Adviser will assess the effects of these trends, in the context of the business cycle, on entire industries and on individual companies. Through this process, the Adviser intends to identify key investment themes, which will be the focus of the Fund’s portfolio and which are expected to change over time based on the Adviser’s research.

In addition to this “top-down” thematic approach, the Adviser will also use a “bottom-up” analysis of individual companies that focuses on prospective earnings growth, valuation and quality of company management. The Adviser normally considers a universe of approximately 2,600 mid- to large-capitalization companies worldwide for investment.

The Fund invests in securities issued by US and non-US companies from multiple industry sectors in an attempt to maximize opportunity, which should also tend to reduce risk. The Fund invests in both developed and emerging market countries and may invest without limit in securities of issuers in any one country. The percentage of the Fund’s assets invested in securities of companies in a particular country or denominated in a particular currency varies in accordance with the Adviser’s assessment of the

ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND •	1

appreciation potential of such securities. The Fund may invest in any company and industry and in any type of security, listed and unlisted, with potential for capital appreciation. It invests in well-known, established companies as well as new, smaller or less-seasoned companies. Investments in new, smaller or less-seasoned companies may offer more reward but may also entail more risk than is generally true of larger, established companies. The Fund may also invest in synthetic foreign equity securities, real estate investment trusts and zero coupon bonds. Normally, the Fund invests in about 60-80 companies.

Investment Results

The table on page 5 shows the Fund’s performance compared with its new benchmark, the Morgan Stanley Capital International (MSCI) All-Country (AC) World Index (net and gross), as well as its former benchmark (through November 3, 2008), the MSCI World Index (net) for the six-and 12-month periods ended January 31, 2009. The MSCI AC World Index (gross) is also included, as the net portion of the index does not have a ten-year history. Please note that through the month of November the Fund transitioned to its new strategy, buying stocks appropriate for the new strategy and selling stocks which were previously in the Global Technology Fund.

A wholesale flight to safety intensified throughout most of 2008 as the credit crunch tightened its grip on the global economy. The Fund without sales charges outperformed the MSCI AC World Index for the six-month period while trailing the MSCI World Index. The Fund without sales charges outperformed both benchmarks for the 12-month period. For both the six- and 12-month periods, the Fund and its new and former benchmarks posted negative returns.

For the six-month period ended January 31, 2009, technology and consumer staples were the largest detractors from a sector selection perspective, with the Fund overweight technology and underweight consumer staples against both benchmarks. Financials and materials were the largest contributors, and the Fund was underweight both respective sectors for the period. Stock selection in technology and health care detracted from performance over the period versus both benchmarks, while industrials and materials were the largest contributors to performance against the MSCI AC World Index, and industrials and financials were the largest contributors against the MSCI World Index.

For the 12-month period ended January 31, 2009, financials and materials were the largest contributors from a sector selection perspective against the MSCI AC World Index, and both sectors averaged an underweight. The largest sector detractors were consumer staples and health care, and both sectors averaged an underweight for the 12-month period. The largest contributors to performance versus the MSCI AC World Index for the 12-month period from a stock selection perspective came from the industrials and materials sectors, while

2	• ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND

the largest detractors were from technology and health care.

For the 12-month period ended January 31, 2009, financials and industrials were the largest contributors from a sector selection perspective against the MSCI World Index, and both sectors averaged an underweight. The largest sector detractors came from an underweight in consumer staples and an overweight in technology. The largest contributors to performance for the 12-month period against the MSCI World Index from a stock selection perspective came from the industrials and financial sectors, while the largest detractors were from technology and health care.

Market Review and Investment Strategy

For the 12-month period ended January 31, 2009, the MSCI AC World Index posted its worst ever return for a single year in the reported history of the index. The majority of the market damage during the 12-month period was inflicted during the most intense period of the credit crunch, stretching over the nine-week period following the September 15, 2008, collapse of Lehman Brothers to the market drop on November 20, 2008. No countries were left unscathed: even the heretofore stalwarts of emerging and commodity markets broke as the decoupling trade unraveled at unimagined speed.

The sector weighting of the Fund changed significantly over the six- and 12-month periods ended January 31, 2009, as the Fund transitioned from a Global Technology Fund to a Global Thematic Growth Fund in November 2008. As of January 31, 2009, the Fund was still overweight within the technology sector, though less than it was previously. The Fund was also overweight within the telecommunications and consumer discretionary sectors. The Fund was underweight in consumer staples, utilities and financials. From a country and regional perspective, the Fund maintained an overweight position in the United States, though, again, less so than it had been before the transition. The Fund was also overweight within China and Brazil. The Fund’s largest underweights were in Europe and Japan. The Fund is positioned to emphasize companies which the Global Thematic Growth Portfolio Oversight Group believes to contain businesses fitting in with its broad themes (broadband, abating climate change, etc).

ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND •	3

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein at 800.227.4618. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2,2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

Neither the unmanaged Morgan Stanley Capital International (MSCI) All Country (AC) World Index (net and gross) nor the unmanaged MSCI World Index (net) reflects fees and expenses associated with the active management of a mutual fund portfolio. The MSCI AC World Index (net and gross) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. The MSCI World Index is a free float adjusted market capitalization index that is designed to measure global developed market equity performance in developed market countries. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

The MSCI World Index values are calculated using net returns. The MSCI AC World Index values are calculated using net and gross returns. Net returns approximate the minimum possible dividend reinvestment—the dividend reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. In calculating gross returns, the amount of the dividend reinvested is the dividend distributed to individuals resident in the country of the company, but does not include tax credits.

A Word About Risk

The Fund may invest in foreign securities. Foreign markets can be more volatile than the US market due to increased risks of adverse issuer, political, regulatory, market or economic developments. The Fund can invest in emerging market securities. These securities may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign (non-US) countries. In addition, because the Fund will invest in foreign currency-denominated securities, fluctuations in the value of the Fund’s investments may be magnified by changes in foreign exchange rates. The Fund may invest in small- and mid-cap companies. Investments in small-cap companies tend to be more volatile than investments in mid- or large-cap companies. The Fund’s investments in smaller capitalization companies may have additional risks because these companies often have limited product lines. While the Fund invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Fund’s prospectus.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE FUND VS. ITS BENCHMARKS PERIODS ENDED JANUARY 31, 2009	Returns
	6 Months	12 Months
AllianceBernstein Global Thematic Growth Fund*
Class A	-38.47%	-40.54%

Class B†	-38.72%	-41.02%

Class C	-38.71%	-41.00%

Advisor Class‡	-38.38%	-40.36%

Class R‡	-38.42%	-40.50%

Class K‡	-38.33%	-40.32%

Class I‡	-38.19%	-40.08%

New Benchmark: MSCI All Country World Index (net)	-39.21%	-42.42%

MSCI All Country World Index (gross)	-39.05%	-42.06%

Former Benchmark: MSCI World Index (net)	-38.00%	-41.43%

*  Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance by 0.04% and 0.32% for the six- and 12-month periods ended January 31, 2009, respectively.

† Effective January 31, 2009, Class B Shares will no longer be available for purchase to new investors. Please see Note A for additional information.

‡  Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

See Historical Performance and Benchmark Disclosures on previous page.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF JANUARY 31, 2009
	NAV Returns	SEC Returns

Class A Shares
1 Year	-40.54%	-43.07%
5 Years	-6.93%	-7.73%
10 Years	-6.61%	-7.02%

Class B Shares
1 Year	-41.02%	-43.38%
5 Years	-7.66%	-7.66%
10 Years(a)	-7.18%	-7.18%

Class C Shares
1 Year	-41.00%	-41.59%
5 Years	-7.61%	-7.61%
10 Years	-7.30%	-7.30%

Advisor Class Shares†
1 Year	-40.36%	-40.36%
5 Years	-6.64%	-6.64%
10 Years	-6.33%	-6.33%

Class R Shares†
1 Year	-40.50%	-40.50%
5 Years	-6.98%	-6.98%
Since Inception*	-5.86%	-5.86%

Class K Shares†
1 Year	-40.32%	-40.32%
Since Inception*	-7.39%	-7.39%

Class I Shares†
1 Year	-40.08%	-40.08%
Since Inception*	-7.11%	-7.11%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.46%, 2.29%, 2.20%, 1.17%, 1.48%, 1.22% and 0.80% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Inception Dates: 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares.

†	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for Class R, Class K, and Class I shares are listed above.

See Historical Performance disclosures on page 4.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (DECEMBER 31, 2008)
SEC Returns

Class A Shares
1 Year	-47.75%
5 Years	-5.63%
10 Years	-5.29%

Class B Shares
1 Year	-48.05%
5 Years	-5.56%
10 Years(a)	-5.46%

Class C Shares
1 Year	-46.37%
5 Years	-5.50%
10 Years	-5.58%

Advisor Class Shares†
1 Year	-45.27%
5 Years	-4.51%
10 Years	-4.59%

Class R Shares†
1 Year	-45.39%
5 Years	-4.86%
Since Inception*	-4.66%

Class K Shares†
1 Year	-45.23%
Since Inception*	-5.85%

Class I Shares†
1 Year	-45.02%
Since Inception*	-5.56%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Inception Dates: 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for Class R, Class K, and Class I shares are listed above.

See Historical Performance disclosures on page 4.

ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND •	7

Historical Performance

FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value August 1, 2008		Ending Account Value January 31, 2009		Expenses Paid During Period*
	Actual	Hypothetical	Actual	Hypothetical**	Actual	Hypothetical
Class A	$1,000	$1,000	$615.31	$1,016.89	$6.72	$8.39
Class B	$1,000	$1,000	$612.78	$1,012.65	$10.12	$12.63
Class C	$1,000	$1,000	$612.87	$1,013.11	$9.76	$12.18
Advisor Class	$1,000	$1,000	$616.17	$1,018.35	$5.54	$6.92
Class R	$1,000	$1,000	$615.77	$1,017.59	$6.15	$7.68
Class K	$1,000	$1,000	$616.74	$1,019.06	$4.97	$6.21
Class I	$1,000	$1,000	$618.10	$1,021.07	$3.34	$4.18
*	Expenses are equal to the classes’ annualized expense ratios of 1.65%, 2.49%, 2.40%, 1.36%, 1.51%, 1.22% and 0.82%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

8	• ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND

Fund Expenses

PORTFOLIO SUMMARY

January 31, 2009 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $797.6

*	All data are as of January 31, 2009. The Fund’s sector breakdown is expressed as a percentage of total investments and may vary over time. ‘Other’ sector weightings represent 1.9% or less in the following sectors: Automobiles & Components, Consumer Durables & Apparel, Food Beverage & Tobacco, Health Care Equipment & Services, Household & Personal Products, Insurance, Media, Other Instruments and Real Estate.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND •	9

Portfolio Summary

PORTFOLIO SUMMARY

January 31, 2009 (unaudited)

TEN LARGEST HOLDINGS**

January 31, 2009 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Occidental Petroleum Corp.	$19,714,370	2.5%
QUALCOMM, Inc.	19,199,435	2.4
Shaw Group, Inc.	19,129,180	2.4
Amazon.Com, Inc.	18,822,400	2.4
Exelon Corp.	18,223,342	2.3
Denbury Resources, Inc.	18,139,141	2.3
Petroleo Brasileiro SA (ADR)	16,194,220	2.0
Illumina, Inc.	16,183,440	2.0
Wal-Mart Stores, Inc.	16,039,648	2.0
Toyota Motor Corp. (Sponsored) (ADR)	15,204,294	1.9
	$176,849,470	22.2%

*	All data are as of January 31, 2009. The Fund’s country breakdown is expressed as a percentage of total investments and may vary over time. ‘Other’ country weightings represent 1.0% or less in the following countries: Italy and Netherlands.

**	Long-term investments.

10	• ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND

Portfolio Summary and Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

January 31, 2009 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 99.6%
Energy – 11.4%
Energy Equipment & Services – 2.5%
National Oilwell Varco, Inc.(a)	312,100	$8,251,924
Schlumberger Ltd.	289,100	11,798,171

		20,050,095

Oil, Gas & Consumable Fuels – 8.9%
Denbury Resources, Inc.(a)	1,481,956	18,139,141
ENI SpA (Sponsored) (ADR)	189,700	8,041,383
EOG Resources, Inc.	125,600	8,511,912
Occidental Petroleum Corp.	361,400	19,714,370
Petroleo Brasileiro SA (ADR)	618,100	16,194,220

		70,601,026

		90,651,121

Pharmaceuticals & Biotechnology – 10.9%
Biotechnology – 5.9%
Alnylam Pharmaceuticals, Inc.(a)	205,600	4,336,104
Celgene Corp.(a)	67,900	3,595,305
Cepheid, Inc.(a)	1,052,900	7,833,576
Genentech, Inc.(a)	143,980	11,696,935
Genomic Health, Inc.(a)	494,700	10,586,580
Gilead Sciences, Inc.(a)	175,000	8,884,750

		46,933,250

Life Sciences Tools & Services – 2.0%
Illumina, Inc.(a)	591,500	16,183,440

Pharmaceuticals – 3.0%
Novartis AG(b)	200,712	8,247,351
Roche Holding AG(b)	34,446	4,835,691
Teva Pharmaceutical Industries Ltd. (Sponsored) (ADR)	251,580	10,427,991

		23,511,033

		86,627,723

Diversified Financials – 8.7%
Capital Markets – 5.3%
BlackRock, Inc.	93,000	10,118,400
The Charles Schwab Corp.	614,000	8,344,260
Credit Suisse Group AG (Sponsored) (ADR)	334,600	8,528,954
Man Group PLC(b)	2,539,844	7,540,694
TD Ameritrade Holding Corp.(a)	686,000	7,710,640

		42,242,948

Diversified Financial Services – 3.4%
Interactive Brokers Group, Inc. – Class A(a)	520,000	7,940,400
JP Morgan Chase & Co.	334,800	8,540,748
Nasdaq QMX Group, Inc.(a)	505,200	11,023,464

		27,504,612

		69,747,560

ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND •	11

Portfolio of Investments

Company	Shares	U.S. $ Value

Technology Hardware & Equipment – 8.7%
Communications Equipment – 3.9%
Juniper Networks, Inc.(a)	824,000	$11,667,840
QUALCOMM, Inc.	555,700	19,199,435

		30,867,275

Computers & Peripherals – 1.6%
Apple, Inc.(a)	142,100	12,807,473

Electronic Equipment, Instruments & Components – 3.2%
Byd Co. Ltd. – Class H	3,383,500	6,306,001
Itron, Inc.(a)	208,100	13,588,930
Trimble Navigation Ltd.(a)	392,900	5,822,778

		25,717,709

		69,392,457

Software & Services – 8.0%
Internet Software & Services – 2.8%
Equinix, Inc.(a)	185,200	9,880,420
Tencent Holdings Ltd.	2,088,000	12,758,189

		22,638,609

Software – 5.2%
Activision Blizzard, Inc.(a)	1,208,400	10,585,584
Nintendo Co. Ltd.(b)	29,500	9,145,434
Red Hat, Inc.(a)	820,500	12,020,325
Salesforce.com, Inc.(a)	355,400	9,457,194

		41,208,537

		63,847,146

Capital Goods – 7.8%
Construction & Engineering – 4.9%
China Railway Construction Corp. – Class H(a)	8,835,000	12,076,928
Shaw Group, Inc.(a)	688,100	19,129,180
URS Corp.(a)	238,700	8,127,735

		39,333,843

Electrical Equipment – 1.7%
ABB Ltd. (Sponsored) (ADR)	1,034,300	13,497,615

Machinery – 1.2%
PACCAR, Inc.	352,800	9,310,392

		62,141,850

Telecommunication Services – 7.7%
Diversified Telecommunication Services – 5.4%
China Communications Services Corp. Ltd. – Class H	16,836,000	10,087,809
China Unicom Hong Kong Ltd. (ADR)	1,275,190	11,718,996
Global Village Telecom Holding SA(a)	413,400	4,424,449
Nippon Telegraph & Telephone Corp.(b)	184,500	8,935,701
Telmex Internacional SAB de CV (ADR)	859,000	8,169,090

		43,336,045

12	• ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Wireless Telecommunication Services – 2.3%
SK Telecom Co. Ltd.	55,383	$8,263,949
Softbank Corp.(b)	626,500	9,684,872

		17,948,821

		61,284,866

Materials – 7.2%
Chemicals – 3.8%
Air Products & Chemicals, Inc.	269,100	13,535,730
Monsanto Co.	104,600	7,955,876
Sociedad Quimica y Minera de Chile SA (ADR)	312,400	8,466,040

		29,957,646

Metals & Mining – 3.4%
AngloGold Ashanti Ltd. (ADR)	116,700	3,348,123
ArcelorMittal	255,600	5,768,892
Impala Platinum Holdings Ltd.	890,383	10,191,059
Rio Tinto PLC(b)	381,637	8,201,337

		27,509,411

		57,467,057

Banks – 3.9%
Commercial Banks – 3.9%
Banco Itau Holding Financeira SA (ADR)	936,000	9,397,440
Standard Chartered PLC(b)	993,827	12,557,716
Sumitomo Mitsui Financial Group, Inc.(b)	227,300	9,008,198

		30,963,354

Consumer Services – 3.0%
Diversified Consumer Services – 2.0%
ITT Educational Services, Inc.(a)	72,300	8,857,473
New Oriental Education & Technology Group, Inc. (Sponsored) (ADR)(a)	153,000	7,319,520

		16,176,993

Hotels Restaurants & Leisure – 1.0%
Yum! Brands, Inc.	286,800	8,208,216

		24,385,209

Semiconductors & Semiconductor Equipment – 3.0%
Semiconductors & Semiconductor Equipment – 3.0%
Silicon Laboratories, Inc.(a)	365,500	8,417,465
Taiwan Semiconductor Manufacturing Co. Ltd. (Sponsored) (ADR)	2,012,219	15,172,135

		23,589,600

Retailing – 2.4%
Internet & Catalog Retail – 2.4%
Amazon.Com, Inc.(a)	320,000	18,822,400

Utilities – 2.3%
Electric Utilities – 2.3%
Exelon Corp.	336,100	18,223,342

ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND •	13

Portfolio of Investments

Company	Shares	U.S. $ Value

Multi-Utilities – 0.0%
National Grid PLC(b)	16,265	$151,795

		18,375,137

Transportation – 2.0%
Airlines – 0.8%
Continental Airlines, Inc. – Class B(a)	488,700	6,582,789

Road & Rail – 1.2%
Union Pacific Corp.	220,900	9,673,211

		16,256,000

Food & Staples Retailing – 2.0%
Food & Staples Retailing – 2.0%
Wal-Mart Stores, Inc.	340,400	16,039,648

Automobiles & Components – 1.9%
Automobiles – 1.9%
Toyota Motor Corp. (Sponsored) (ADR)	239,400	15,204,294

Food Beverage & Tobacco – 1.9%
Food Products – 1.9%
China Mengniu Dairy Co. Ltd.	5,467,000	7,223,594
Perdigao SA (ADR)	290,800	7,889,404

		15,112,998

Media – 1.4%
Media – 1.4%
The Walt Disney Co.	554,600	11,469,128

Insurance – 1.4%
Insurance – 1.4%
China Life Insurance Co. Ltd. – Class H	4,182,000	11,006,902

Consumer Durables & Apparel – 1.1%
Textiles Apparel & Luxury Goods – 1.1%
Polo Ralph Lauren Corp.	222,700	9,137,381

Household & Personal Products – 1.0%
Personal Products – 1.0%
The Estee Lauder Cos, Inc. – Class A	295,900	7,767,375

Other Instruments – 0.9%
Other Instruments – 0.9%
Heckmann Corp.(a)	1,356,500	7,026,670

Health Care Equipment & Services – 0.5%
Health Care Equipment & Supplies – 0.5%
China Medical Technologies, Inc. (Sponsored) (ADR)	289,600	4,442,464

Real Estate – 0.5%
Real Estate Management & Development – 0.5%
Sun Hung Kai Properties Ltd.	470,000	4,163,905

Total Common Stocks (cost $898,310,435)		794,922,245

14	• ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 1.0%
Investment Companies – 1.0%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio(c) (cost $7,832,498)	7,832,498	$7,832,498

Total Investments – 100.6% (cost $906,142,933)		802,754,743
Other assets less liabilities – (0.6)%		(5,166,836)

Net Assets – 100.0%		$797,587,907

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at January 31, 2009	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
Australian Dollar settling 3/16/09	30,437	$19,537,206	$19,282,458	$(254,748)
British Pound settling 3/16/09	19,241	28,590,202	27,868,268	(721,934)
British Pound settling 3/16/09	7,167	10,691,014	10,380,535	(310,479)
Canadian Dollar settling 3/16/09	38,382	31,013,251	31,291,926	278,675
Euro settling 3/16/09	79,656	100,477,281	101,931,017	1,453,736
Euro settling 3/16/09	6,771	9,040,368	8,664,443	(375,925)
Japanese Yen settling 3/16/09	2,788,590	30,052,376	31,065,804	1,013,428
Swedish Krona settling 3/16/09	60,864	7,698,418	7,270,861	(427,557)

Sale Contracts:
Euro settling 3/16/09	7,784	10,278,772	9,960,719	318,053
Euro settling 3/16/09	7,289	9,397,197	9,327,297	69,900
Swiss Franc settling 3/16/09	15,384	12,799,201	13,271,077	(471,876)

(a)	Non-income producing security.

(b)	Position, or a portion thereof, has been segregated to collateralize forward currency exchange contracts. The aggregate market value of these securities amounted to $78,308,789.

(c)	Investment in affiliated money market mutual fund.

Glossary:

ADR – American Depositary Receipt

See notes to financial statements.

ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND •	15

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

January 31, 2009 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $898,310,435)	$794,922,245
Affiliated issuers (cost $7,832,498)	7,832,498
Foreign currencies, at value (cost $2,589,420)	2,565,515
Receivable for investment securities sold	6,617,431
Receivable for capital stock sold	4,064,799
Unrealized appreciation of forward currency exchange contracts	3,133,792
Dividends receivable	1,485,560

Total assets	820,621,840

Liabilities
Payable for investment securities purchased	12,342,855
Payable for capital stock redeemed	5,480,120
Unrealized depreciation of forward currency exchange contracts	2,562,519
Advisory fee payable	1,513,463
Transfer Agent fee payable	381,892
Distribution fee payable	330,845
Administrative fee payable	39,313
Accrued expenses and other liabilities	382,926

Total liabilities	23,033,933

Net Assets	$797,587,907

Composition of Net Assets
Capital stock, at par	$207,398
Additional paid-in capital	3,341,566,590
Accumulated net investment loss	(3,789,932)
Accumulated net realized loss on investment and foreign currency transactions	(2,437,539,549)
Net unrealized depreciation on investments and foreign currency denominated assets and liabilities	(102,856,600)

$797,587,907

Net Asset Value Per Share—21 billion shares of capital stock authorized, $.01 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$584,267,272	14,757,482	$39.59	*

B	$93,702,267	2,696,528	$34.75

C	$85,261,294	2,445,486	$34.86

Advisor	$27,339,538	664,207	$41.16

R	$3,477,257	88,097	$39.47

K	$2,565,334	63,967	$40.10

I	$974,945	24,018	$40.59

*	The maximum offering price per share for Class A shares was $41.35 which reflects a sales charge of 4.25%.

See notes to financial statements.

16	• ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended January 31, 2009 (unaudited)

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $188,713)	$5,597,503
Affiliated issuers	253,524
Interest	8,106	$5,859,133

Expenses
Advisory fee (see Note B)	3,135,071
Distribution fee—Class A	1,084,829
Distribution fee—Class B	661,355
Distribution fee—Class C	530,917
Distribution fee—Class R	8,662
Distribution fee—Class K	2,704
Transfer agency—Class A	2,126,761
Transfer agency—Class B	487,140
Transfer agency—Class C	341,838
Transfer agency—Advisor Class	77,552
Transfer agency—Class R	4,203
Transfer agency—Class K	2,163
Transfer agency—Class I	20
Printing	234,557
Custodian	182,163
Registration fees	63,730
Administrative	60,040
Audit	33,754
Legal	25,917
Directors’ fees	22,519
Miscellaneous	14,770

Total expenses	9,100,665
Less: expense offset arrangement (see Note B)	(10,280)

Net expenses		9,090,385

Net investment loss		(3,231,252)

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized loss on:
Investment transactions		(281,341,601)
Foreign currency transactions		(627,688)
Net change in unrealized appreciation/depreciation of:
Investments		(210,653,455)
Foreign currency denominated assets and liabilities		286,289

Net loss on investment and foreign currency transactions		(492,336,455)

Net Decrease in Net Assets from Operations		$(495,567,707)

See notes to financial statements.

ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND •	17

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended January 31, 2009 (unaudited)		Year Ended July 31, 2008
Increase (Decrease) in Net Assets from Operations
Net investment loss	$(3,231,252)		$(10,448,904)
Net realized gain (loss) on investment and foreign currency transactions	(281,969,289)		45,074,253
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(210,367,166)		(170,200,309)
Contributions from Adviser (see Note B)	– 0	–	87,146

Net decrease in net assets from operations	(495,567,707)		(135,487,814)
Capital Stock Transactions
Net decrease	(6,447,424)		(214,755,397)
Capital Contributions
Proceeds from third party regulatory settlement (see Note F)	– 0	–	9,175

Total decrease	(502,015,131)		(350,234,036)
Net Assets
Beginning of period	1,299,603,038		1,649,837,074

End of period (including accumulated net investment loss of ($3,789,932) and ($558,680), respectively)	$797,587,907		$1,299,603,038

See notes to financial statements.

18	• ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

January 31, 2009 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein Global Thematic Growth Fund, Inc., (formerly, AllianceBernstein Global Technology Fund, Inc.) (the “Fund”), organized as a Maryland corporation on December 24, 1980, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Automatic Investment Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND •	19

Notes to Financial Statements

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time (see Note A.2).

2. Fair Value Measurements

The Fund adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”), effective August 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the

20	• ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND

Notes to Financial Statements

measurement date. FAS 157 also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of January 31, 2009:

Level	Investments in Securities		Other Financial Instruments*
Level 1	$642,367,619		$	– 0	–
Level 2	160,387,124	+		571,273
Level 3	– 0	–		– 0	–

Total	$802,754,743			$571,273

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

+	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Fund’s investments are categorized as Level 2 investments.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND •	21

Notes to Financial Statements

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with Financial Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting for Uncertainties in Income Taxes” (“FIN 48”), management has analyzed the Fund’s tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

22	• ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND

Notes to Financial Statements

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser a quarterly advisory fee equal to the following percentages of the value of the Fund’s aggregate net assets at the close of business on the last business day of the previous quarter: .25 of .75% of the first $2.5 billion, .25 of .65% of the next $2.5 billion, and .25 of .60% of the net assets in excess of $5 billion. The fee is accrued daily and paid quarterly.

During the year ended July 31, 2008, and in response to the Independent Directors’ request, the Adviser made a payment of $85,584 to the Fund in connection with an error made by the Adviser in processing a claim for class action settlement proceeds on behalf of the Fund.

During the year ended July 31, 2008, the Adviser reimbursed the Fund $1,562 for trading losses incurred due to a trade entry error.

Pursuant to the investment advisory agreement, the Fund paid $60,040 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the six months ended January 31, 2009.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $1,682,533 for the six months ended January 31, 2009.

For the six months ended January 31, 2009, the expenses of Class A, Class B, Class C and Advisor Class shares were reduced by $10,280 under an expense offset arrangement with ABIS.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $4,712 from the sale of Class A shares and received $5,778, $43,426 and $2,704 in

ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND •	23

Notes to Financial Statements

contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended January 31, 2009.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio, an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the six months ended January 31, 2009 is as follows:

Market Value July 31, 2008 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Dividend Income (000)	Market Value January 31, 2009 (000)
$ 20,551	$280,414	$293,133	$254	$7,832

Brokerage commissions paid on investment transactions for the six months ended January 31, 2009 amounted to $2,018,962, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $69,435,734, $8,675,325, $215,400 and $24,655 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

24	• ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND

Notes to Financial Statements

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended January 31, 2009 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$1,391,691,966		$1,448,364,692
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Gross unrealized appreciation	$27,674,513
Gross unrealized depreciation	(131,062,703)

Net unrealized depreciation	$(103,388,190)

1. Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or to hedge certain firm purchase and sales commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund.

The Fund’s custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund’s commitments under forward currency exchange contracts entered into with respect to position hedges. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Fund has in that particular currency contract.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or

ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND •	25

Notes to Financial Statements

short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund has entered into a securities lending agreement with AG Edwards & Sons, Inc. (the “Lending Agent”). Under the terms of the agreement, the Lending Agent, on behalf of the Fund, administers the lending of portfolio securities to certain broker-dealers. In return, the Fund receives fee income from the lending transactions or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive dividends or interest on the securities loaned. Under the terms of the securities lending agreement, security voting rights pass to the borrower, although the Fund can at will terminate a loan and regain the right to vote upon receipt of the security. Unrealized gain or loss on the value of the securities loaned that may occur during the term of the loan will be reflected in the accounts of the Fund. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. government securities. The Lending Agent may invest the cash collateral received in accordance with the investment restrictions of the Fund in one or more of the following investments: U.S. government or U.S. government agency obligations, bank obligations, corporate debt obligations, asset-backed securities, investment funds, structured products, repurchase agreements and an eligible money market fund. The Lending Agent will indemnify the Fund for any loss resulting from a borrower’s failure to return a loaned security when due. During the six months ended January 31, 2009, the Fund did not engage in securities lending.

26	• ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND

Notes to Financial Statements

NOTE F

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares			Amount
	Six Months Ended January 31, 2009 (unaudited)	Year Ended July 31, 2008		Six Months Ended January 31, 2009 (unaudited)	Year Ended July 31, 2008

Class A
Shares sold	634,788	1,889,753		$30,246,339	$138,339,876

Shares converted from Class B	650,529	2,186,565		31,475,738	155,854,549

Shares issued in connection with the acquisition of AllianceBernstein Global Healthcare Fund, Inc.	946,638	– 0	–	42,499,210	– 0	–

Shares redeemed	(2,059,580)	(3,599,304)		(97,364,314)	(255,979,834)

Net increase	172,375	477,014		$6,856,973	$38,214,591

Class B
Shares sold	69,918	202,012		$2,934,919	$12,981,712

Shares issued in connection with the acquisition of AllianceBernstein Global Healthcare Fund, Inc.	483,152	– 0	–	19,079,455	– 0	–

Shares converted to Class A	(739,781)	(2,471,240)		(31,475,738)	(155,854,549)

Shares redeemed	(371,915)	(1,103,536)		(15,613,970)	(70,492,423)

Net decrease	(558,626)	(3,372,764)		$(25,075,334)	$(213,365,260)

Class C
Shares sold	29,343	135,023		$1,216,239	$8,914,482

Shares issued in connection with the acquisition of AllianceBernstein Global Healthcare Fund, Inc.	300,917	– 0	–	11,920,263	– 0	–

Shares redeemed	(320,627)	(499,795)		(13,200,675)	(31,596,344)

Net increase (decrease)	9,633	(364,772)		$(64,173)	$(22,681,862)

ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND •	27

Notes to Financial Statements

	Shares			Amount
	Six Months Ended January 31, 2009 (unaudited)	Year Ended July 31, 2008		Six Months Ended January 31, 2009 (unaudited)	Year Ended July 31, 2008

Advisor Class
Shares sold	212,771	128,699		$9,468,836	$9,522,330

Shares issued in connection with the acquisition of AllianceBernstein Global Healthcare Fund, Inc.	91,083	– 0	–	4,248,305	– 0	–

Shares redeemed	(111,911)	(423,080)		(5,118,698)	(31,573,223)

Net increase (decrease)	191,943	(294,381)		$8,598,443	$(22,050,893)

Class R
Shares sold	20,198	59,080		$888,371	$4,358,541

Shares issued in connection with the acquisition of AllianceBernstein Global Healthcare Fund, Inc.	19,944	– 0	–	892,432	– 0	–

Shares redeemed	(12,951)	(15,811)		(583,885)	(1,099,160)

Net increase	27,191	43,269		$1,196,918	$3,259,381

Class K
Shares sold	40,094	29,276		$1,962,443	$2,095,396

Shares issued in connection with the acquisition of AllianceBernstein Global Healthcare Fund, Inc.	3,624	– 0	–	164,573	– 0	–

Shares redeemed	(17,287)	(5,515)		(970,090)	(393,716)

Net increase	26,431	23,761		$1,156,926	$1,701,680

Class I
Shares sold	22,070	2,094		$892,453	$172,538

Shares issued in connection with the acquisition of AllianceBernstein Global Healthcare Fund, Inc.	198	– 0	–	9,092	– 0	–

Shares redeemed	(457)	(70)		(18,722)	(5,572)

Net increase	21,811	2,024		$882,823	$166,966

28	• ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND

Notes to Financial Statements

During the year ended July 31, 2008, the Fund received $9,175 related to a third-party’s settlement of regulatory proceedings involving allegations of improper trading. The amount is presented in the Fund’s statement of changes in net assets. Neither the Fund nor its affiliates were involved in the proceedings or the calculations of the payment.

NOTE G

Risks Involved in Investing in the Fund

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns of the Fund. For example, the value of the Fund’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Fund’s investments denominated in foreign currencies, the Fund’s positions in various foreign currencies may cause the Fund to experience investment losses due to the changes in exchange rates and interest rates.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $250 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended January 31, 2009.

NOTE I

Acquisition of AllianceBernstein Global Healthcare Fund, Inc. by AllianceBernstein Global Thematic Growth Fund, Inc. (formerly Global Technology Fund, Inc.), (the “Fund”)

On October 31, 2008, the Fund acquired all of the net assets of AllianceBernstein Global Healthcare Fund, Inc. (“Global Healthcare”), pursuant

ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND •	29

Notes to Financial Statements

to an Agreement and Plan of Acquisition and Liquidation approved by the Board of Directors of the Fund at the Regular Meetings of the Board of Directors of the Fund held on August 7, 2008. On October 31, 2008, the acquisition was accomplished by a tax-free exchange of 1,845,556 shares of the Fund for 7,840,965 shares of Global Healthcare. The aggregate net assets of the Fund and Global Healthcare immediately before the acquisition were $864,850,415 and $78,813,330 (including $9,027,708 of net unrealized appreciation of investments), respectively. Immediately after the acquisition, the combined net assets of the Fund amounted to $943,663,745.

NOTE J

Components of Accumulated Earnings (Deficit)

The tax character of distributions to be paid for the year ending July 31, 2009 will be determined at the end of the current fiscal year.

As of July 31, 2008, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(2,133,379,232	)(a)
Unrealized appreciation/(depreciation)	75,733,150	(b)

Total accumulated earnings/(deficit)	$(2,057,646,082)

(a)

On July 31, 2008, the Fund had a net capital loss carryforward for federal income tax purposes of $2,127,310,478 of which $345,691,090 expires in 2009, $1,330,398,762 expires in 2010, and 451,220,626 expires in the year 2011. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. Net capital loss incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended July 31, 2008, the Fund deferred to August 1, 2008, post-October currency losses of $562,274 and post-October capital losses of $5,506,480. During the fiscal year, the Fund utilized capital loss carryforwards of $63,701,212.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable to the tax deferral of losses on wash sales.

NOTE K

Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of

30	• ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND

Notes to Financial Statements

compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE L

Recent Accounting Pronouncement

On March 19, 2008, the FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and believes the adoption of FAS 161 will have no material impact on the Fund’s financial statements.

ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND •	31

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Six Months Ended January 31, 2009 (unaudited)		Year Ended July 31,
			2008		2007		2006		2005		2004

Net asset value, beginning of period	$ 64.34		$ 70.75		$ 54.64		$ 56.56		$ 49.14		$ 47.44

Income From Investment Operations
Net investment loss(a)	(.12)		(.31)		(.45)		(.56)		(.34	)(b)	(.72	)(b)(c)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(24.63)		(6.10)		16.56		(1.36)		7.76		2.42
Contributions from Adviser	– 0	–	.00	(d)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(24.75)		(6.41)		16.11		(1.92)		7.42		1.70

Net asset value, end of period	$ 39.59		$ 64.34		$ 70.75		$ 54.64		$ 56.56		$ 49.14

Total Return
Total investment return based on net asset value(e)	(38.47	)%*	(9.06	)%*	29.49%		(3.40)%		15.10%		3.58%
Ratios/ Supplemental Data
Net assets, end of period (000’s omitted)	$584,268		$938,400		$998,217		$880,239		$1,067,072		$1,112,174
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.65	%(f)	1.46	%(g)	1.45	%(g)	1.67	%(g)(h)	1.66%		1.65%
Expenses, before waivers/reimbursements	1.65	%(f)	1.46	%(g)	1.45	%(g)	1.67	%(g)(h)	1.68%		1.81%
Net investment loss	(.47	)%(f)	(.43)%		(.69)%		(.95	)%(h)	(.65	)%(b)	(1.36	)%(b)(c)
Portfolio turnover rate	141%		118%		111%		106%		80%		80%

See footnote summary on page 39.

32	• ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class B
	Six Months Ended January 31, 2009 (unaudited)		Year Ended July 31,
			2008		2007		2006		2005		2004

Net asset value, beginning of period	$ 56.71		$ 62.88		$ 48.95		$ 51.06		$ 44.71		$ 43.49

Income From Investment Operations
Net investment loss(a)	(.28)		(.80)		(.87)		(.92)		(.68	)(b)	(1.03	)(b)(c)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(21.68)		(5.37)		14.80		(1.19)		7.03		2.25
Contributions from Adviser	– 0	–	.00	(d)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(21.96)		(6.17)		13.93		(2.11)		6.35		1.22

Net asset value, end of period	$ 34.75		$ 56.71		$ 62.88		$ 48.95		$ 51.06		$ 44.71

Total Return
Total investment return based on net asset value(e)	(38.72	)%*	(9.81	)%*	28.46%		(4.13)%		14.20%		2.81%
Ratios/ Supplemental Data
Net assets, end of period (000’s omitted)	$93,702		$184,615		$416,760		$549,277		$844,111		$1,100,840
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	2.49	%(f)	2.29	%(g)	2.26	%(g)	2.46	%(g)(h)	2.43%		2.42%
Expenses, before waivers/reimbursements	2.49	%(f)	2.29	%(g)	2.26	%(g)	2.46	%(g)(h)	2.46%		2.58%
Net investment loss	(1.31	)%(f)	(1.26)%		(1.52)%		(1.74	)%(h)	(1.42	)%(b)	(2.13	)%(b)(c)
Portfolio turnover rate	141%		118%		111%		106%		80%		80%

See footnote summary on page 39.

ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND •	33

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Six Months Ended January 31, 2009 (unaudited)		Year Ended July 31,
			2008		2007		2006		2005		2004

Net asset value, beginning of period	$ 56.88		$ 63.01		$ 49.02		$ 51.11		$ 44.73		$ 43.50

Income From Investment Operations
Net investment loss(a)	(.26)		(.74)		(.83)		(.90)		(.66	)(b)	(1.02	)(b)(c)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(21.76)		(5.39)		14.82		(1.19)		7.04		2.25
Contributions from Adviser	– 0	–	.00	(d)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(22.02)		(6.13)		13.99		(2.09)		6.38		1.23

Net asset value, end of period	$ 34.86		$ 56.88		$ 63.01		$ 49.02		$ 51.11		$ 44.73

Total Return
Total investment return based on net asset value(e)	(38.71	)%*	(9.73	)%*	28.54%		(4.09)%		14.26%		2.83%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$85,261		$138,553		$176,472		$188,275		$261,596		$313,166
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	2.40	%(f)	2.20	%(g)	2.19	%(g)	2.40	%(g)(h)	2.39%		2.39%
Expenses, before waivers/reimbursements	2.40	%(f)	2.20	%(g)	2.19	%(g)	2.40	%(g)(h)	2.41%		2.55%
Net investment loss	(1.22	)%(f)	(1.17)%		(1.44)%		(1.68	)%(h)	(1.37	)%(b)	(2.10	)%(b)(c)
Portfolio turnover rate	141%		118%		111%		106%		80%		80%

See footnote summary on page 39.

34	• ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Six Months Ended January 31, 2009 (unaudited)		Year Ended July 31,
			2008		2007		2006		2005		2004

Net asset value, beginning of period	$ 66.80		$ 73.24		$ 56.37		$ 58.18		$ 50.40		$ 48.50

Income From Investment Operations
Net investment loss(a)	(.04)		(.10)		(.26)		(.36)		(.20	)(b)	(.58	)(b)(c)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(25.60)		(6.34)		17.13		(1.45)		7.98		2.48
Contributions from Adviser	– 0	–	.00	(d)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(25.64)		(6.44)		16.87		(1.81)		7.78		1.90

Net asset value, end of period	$ 41.16		$ 66.80		$ 73.24		$ 56.37		$ 58.18		$ 50.40

Total Return
Total investment return based on net asset value(e)	(38.38	)%*	(8.79	)%*	29.93%		(3.11)%		15.44%		3.92%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$27,340		$31,546		$56,148		$46,297		$90,583		$80,420
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.36	%(f)	1.17	%(g)	1.15	%(g)	1.36	%(g)(h)	1.35%		1.35%
Expenses, before waivers/reimbursements	1.36	%(f)	1.17	%(g)	1.15	%(g)	1.36	%(g)(h)	1.38%		1.51%
Net investment loss	(.16	)%(f)	(.14)%		(.39)%		(.62	)%(h)	(.36	)%(b)	(1.06	)%(b)(c)
Portfolio turnover rate	141%		118%		111%		106%		80%		80%

See footnote summary on page 39.

ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND •	35

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class R
	Six Months Ended January 31, 2009 (unaudited)		Year Ended July 31,							November 3, 2003(i) to July 31, 2004
			2008	2007		2006		2005

Net asset value, beginning of period	$ 64.10		$ 70.52	$ 54.54		$ 56.44		$ 49.08		$ 54.17

Income From Investment Operations
Net investment loss(a)	(.07)		(.34)	(.54)		(.42)		(.38	)(b)	(.77	)(b)(c)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(24.56)		(6.09)	16.52		(1.48)		7.74		(4.32)
Contributions from Adviser	– 0	–	.01	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(24.63)		(6.42)	15.98		(1.90)		7.36		(5.09)

Net asset value, end of period	$ 39.47		$ 64.10	$ 70.52		$ 54.54		$ 56.44		$ 49.08

Total Return
Total investment return based on net asset value(e)	(38.42	)%*	(9.11)%*	29.30%		(3.37)%		15.00%		(9.40)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,477		$3,904	$1,244		$481		$74		$23
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.51	%(f)	1.48%	1.60	%(g)	1.59	%(g)(h)	1.71%		1.73	%(f)
Expenses, before waivers/reimbursements	1.51	%(f)	1.48%	1.60	%(g)	1.59	%(g)(h)	1.74%		1.97	%(f)
Net investment loss	(.29	)%(f)	(.47)%	(.84)%		(.73	)%(h)	(.70	)%(b)	(1.42	)%(b)(c)(f)
Portfolio turnover rate	141%		118%	111%		106%		80%		80%

See footnote summary on page 39.

36	• ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class K
	Six Months Ended January 31, 2009 (unaudited)		Year Ended July 31,					March 1, 2005(i) to July 31, 2005
			2008	2007		2006

Net asset value, beginning of period	$ 65.02		$ 71.33	$ 54.95		$ 56.70		$ 54.19

Income From Investment Operations
Net investment loss(a)	(.01)		(.16)	(.13)		(.36)		(.03)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(24.91)		(6.15)	16.51		(1.39)		2.54
Contributions from Adviser	– 0	–	.00 (d)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(24.92)		(6.31)	16.38		(1.75)		2.51

Net asset value, end of period	$ 40.10		$ 65.02	$ 71.33		$ 54.95		$ 56.70

Total Return
Total investment return based on net asset value(e)	(38.33	)%*	(8.85)%*	29.81%		(3.09)%		4.63%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,565		$2,440	$983		$10		$11
Ratio to average net assets of:
Expenses	1.22	%(f)	1.22%	1.22	%(g)	1.37	%(g)(h)	1.05	%(f)
Net investment loss	(.03	)%(f)	(.23)%	(.23)%		(.61	)%(h)	(.15	)%(f)
Portfolio turnover rate	141%		118%	111%		106%		80%

See footnote summary on page 39.

ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND •	37

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class I
	Six Months Ended January 31, 2009 (unaudited)		Year Ended July 31,					March 1, 2005(i) to July 31, 2005
			2008	2007		2006

Net asset value, beginning of period	$ 65.67		$ 71.77	$ 55.18		$ 56.76		$ 54.19

Income From Investment Operations
Net investment income (loss)(a)	.01		.13	(.18)		– 0	–(d)	.02
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(25.09)		(6.24)	16.77		(1.58	)†	2.55
Contributions from Adviser	– 0	–	.01	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(25.08)		(6.10)	16.59		(1.58)		2.57

Net asset value, end of period	$ 40.59		$ 65.67	$ 71.77		$ 55.18		$ 56.76

Total Return
Total investment return based on net asset value(e)	(38.19	)%*	(8.50)%*	30.07%		(2.78)%		4.75%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$975		$145	$13		$282		$10
Ratio to average net assets of:
Expenses	.82	%(f)	.80%	.98	%(g)	.94	%(g)(h)	.81	%(f)
Net investment income (loss)	.05	%(f)	.17%	(.27)%		(.01	)%(h)	.10	%(f)
Portfolio turnover rate	141%		118%	111%		106%		80%

See footnote summary on page 39.

38	• ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Net of fees and expenses waived/reimbursed by the Adviser.

(c)	Net of fees and expenses waived/reimbursed by the Transfer Agent.

(d)	Amount is less than $.005.

(e)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f)	Annualized.

(g)	Ratios reflect expenses grossed up, where applicable, for expense offset arrangement with the Transfer Agent. For the periods shown below, the net expense ratios were as follows:

	Year Ended July 31,
	2008	2007	2006
Class A	1.45%	1.43%	1.66%
Class B	2.28%	2.24%	2.45%
Class C	2.19%	2.17%	2.39%
Advisor Class	1.16%	1.13%	1.35%
Class R	—	1.58%	1.58%
Class K	—	1.20%	1.36%
Class I	—	.96%	.93%

(h)	The ratio includes expenses attributable to costs of proxy solicitation.

(i)	Commencement of operations.

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the six months ended January 31, 2009 and year ended July 31, 2008 by .04% and .32%, respectively.

†	Due to the timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the portfolio’s change in net realized and unrealized gain (loss) on investment transactions for the period.

See notes to financial statements.

ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND •	39

Financial Highlights

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) D. James Guzy(1)	Nancy P. Jacklin(1) Garry L. Moody(1) Marshall C. Turner, Jr.(1) Earl D. Weiner(1)

OFFICERS

Robert M. Keith,

President and Chief Executive Officer

Philip L. Kirstein,

Senior Vice President and Independent Compliance Officer

Joseph G. Carson(2), Vice President

Amy P. Raskin(2), Vice President

Lisa A. Shalett(2), Vice President

Stephen M. Tong(2), Vice President

Catherine D. Wood(2), Vice President

Vadim Zlotnikov(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Custodian and Accounting Agent

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor
Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

(1)	Member of the Audit Committee, Governance and Nominating Committee and Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund will be made by the Adviser’s Global Thematic Growth Portfolio Oversight Group. Mses. Catherine D. Wood, Amy P. Raskin and Lisa A. Shalett and Messrs. Stephen M. Tong, Joseph G. Carson and Vadim Zlotnikov, are the investment professionals with the most significant responsibility for the day-to-day management of, and investment decisions for, the Fund.

40	• ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND

Board of Directors

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Global Technology Fund, Inc. (the “Fund”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

FUND ADVISORY FEES, EXPENSE RATIOS, & REIMBURSEMENTS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment

1	It should be noted that the information in the fee summary was completed on April 23, 2008 and presented to the Board of Directors on May 6-8, 2008. On November 3, 2008, the AllianceBernstein Global Technology Fund’s name was changed to AllianceBernstein Global Thematic Growth Fund and the Global Thematic Growth Fund acquired the assets of the AllianceBernstein Global Health Care Fund.

2	Future references to the Fund do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Fund.

ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND •	41

Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee[4]	Net Assets 02/28/07 ($MIL)	Fund
Specialty	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	$1,401.2	Global Technology Fund, Inc.

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser received $93,206 (0.01% of the Fund’s average daily net assets) for such services.

Set forth below are the Fund’s total expense ratios for the most recent semi-annual period:

Fund	Total Expense Ratio[5] (as of 01/31/08)			Fiscal Year
Global Technology Fund, Inc.	Advisor Class A Class B Class C Class R Class K Class I	1.14 1.44 2.25 2.18 1.53 1.26 0.78	% % % % % % %	July 31

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating

3	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

4	The advisory fee is based on the percentage of the Fund’s net assets at quarter end and is paid on a quarterly basis.

5	Annualized.

42	• ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND

with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Fund to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with a similar investment style as the Fund.6 However, with respect to the Fund, the Adviser represented that there is no institutional product that has a substantially similar investment style as the Fund.

The adviser also manages the AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which is available through variable annuity and variable life contracts offered by other financial institutions and offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. Set forth below is the fee schedule of the AVPS portfolio that has a substantially similar investment style as the Fund based on

6	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND •	43

February 29, 2008 net assets.7 Also shown is what would have been the effective advisory fee of the Fund had the AVPS fee schedule been applicable to the Fund:

Fund	AVPS Portfolio	Fee Schedule[8]	Effective AVPS Adv. Fee	Fund Advisory Fee
Global Technology Fund, Inc.	Global Technology Portfolio	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%	0.750%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the fees set forth below for International Technology Portfolio, which is a Luxembourg fund that has a somewhat similar investment style as the Fund. It should be noted that Class A shares of the funds are charged an “all-in” fee, which covers investment advisory services and distribution related services, unlike Class I shares, whose fee is for investment advisory services only:

Fund	Fee
International Technology Portfolio
Class A	1.95%
Cl ass I (Institutional)	1.15%

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Fund.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other investment advisers. Lipper’s analysis included the Fund’s ranking with respect to the proposed

7	It should be noted that the AVPS portfolio was also affected by the settlement between the Adviser and the NYAG. As a result, the Fund has the same breakpoints in its advisory fee schedule as the AVPS portfolio.

8	The advisory fees of AVPS Global Technology Portfolio are paid on a monthly basis and are based on the portfolio’s average daily net assets, in contrast to the Fund, whose fees are based on its net assets at the end of each quarter and are paid to the Adviser quarterly. The breakpoints in the fee schedules are the same for the AVPS Portfolio and the Fund.

44	• ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND

management fee relative to the median of the Fund’s Lipper Expense Group (“EG”)9 at the approximate current asset level of the Fund.10

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Fund	Contractual Management Fee[11]	Lipper Exp. Group Median	Rank
Global Technology Fund, Inc.	0.750	0.680	5/8

Lipper also analyzed the Fund’s most recently completed fiscal year total expense ratio in comparison to the Fund’s EG and Lipper Expense Universe (“EU”). The EU12 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Fund.

Fund	Expense Ratio (%)[13]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Global Technology Fund, Inc.	1.431	1.373	6/8	1.641	8/43

Based on this analysis, the Fund has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

9	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

10	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Fund had the lowest effective fee rate in the Lipper peer group.

11	The contractual management fee does not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative and other services.

12	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

13	Most recently completed fiscal year end Class A total expense ratio.

ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND •	45

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund increased during calendar year 2007, relative to 2006.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2007, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $24 million for distribution services and educational support (revenue sharing payments). For 2008, it is anticipated, ABI will pay approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $28 million.14 During the Fund’s most recently completed fiscal year,

14	ABI currently inserts the “Advance” in quarterly account statements and pays the incremental costs associated with the mailing. The incremental cost is less than what an “independent mailing” would cost.

46	• ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND

ABI received from the Fund $14,489, $9,964,849 and $323,669 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Fund’s most recently completed fiscal year, ABIS received $3,953,850 in fees from the Fund.15

The Fund effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Portfolios’ most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Fund is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Fund. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Fund and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,16 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

15	The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occurs within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then the transfer agent’s account to the Fund’s account. During the Fund’s most recently completed fiscal year, the fees paid by the Fund to ABIS were reduced by $352,195 under the offset agreement between the Fund and ABIS.

16	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND •	47

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli17 study on advisory fees and various fund characteristics. The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors. In this regard, it was noted that the advisory fees of the AllianceBernstein Mutual Funds were generally within the 25th–75th percentile of their comparable peers.18 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant observed that the actual advisory fees of the AllianceBernstein Mutual Funds were generally lower than the fees predicted by the study’s regression model.

The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets. The independent consultant observed that the advisory fees of certain AllianceBernstein Mutual Funds were higher than the medians of these select groups of funds.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $746 billion as of February 29, 2008, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

17	The Deli study was originally published in 2002 based on 1997 data.

18	The two dimensional analysis also showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

48	• ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance rankings of the Fund19 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)20 for the periods ended January 31, 2008.21

	Fund Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	0.92	-0.99	-1.98	4/8	20/51
3 year	7.52	6.46	5.58	4/8	22/51
5 year	11.88	11.91	13.58	5/8	31/47
10 year	4.01	6.10	4.04	6/7	10/18

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Fund (in bold)22 versus its benchmark.23 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.24

	Periods Ending January 31, 2008 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Global Technology Fund, Inc.	0.92	7.52	11.88	4.01	13.54	16.61	0.57	5
MSCI World IT Index (Net)	0.48	7.06	12.37	3.39	N/A	15.18	0.63	5
Inception Date: March 1, 1982

19	The performance rankings are for the Class A shares of the Fund. It should be noted that the performance returns of the Fund shown were provided by the Adviser. Lipper maintains its own database that includes the Fund’s performance returns. Rounding differences may cause the Adviser’s Fund returns to be one or two basis points different from Lipper’s own Fund returns. To maintain consistency, the performance returns of the Fund, as reported by the Adviser, are provided instead of Lipper.

20	The Fund’s PG is identical to the Fund’s EG. The Fund’s PU is not identical to the Fund’s EU as the criteria for including or excluding a fund in a PU is somewhat different from that of an EU.

21	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

22	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

23	The Adviser provided Fund and benchmark performance return information for periods through January 31, 2008.

24	Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be seen as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND •	49

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 5, 2008

50	• ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Wealth Preservation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Wealth Preservation Strategy

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund*

Global & International

Global Growth Fund*

Global Thematic Growth Fund*

Greater China ‘97 Fund

International Growth Fund

Value Funds

Domestic

Balanced Shares

Focused Growth & Income Fund

Growth & Income Fund

Small/Mid Cap Value Fund

Utility Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Diversified Yield Fund

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Short Duration Portfolio

Municipal Bond Funds

National National II* Arizona California Florida Massachusetts Michigan	Minnesota New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

ACM Managed Dollar Income Fund

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

The Spain Fund

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to November 3, 2008, Small/Mid Cap Growth Fund was named Mid-Cap Growth Fund, Global Growth Fund was named Global Research Growth Fund, and Global Thematic Growth Fund was named Global Technology Fund. Prior to December 1, 2008, National II was named Insured National.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND •	51

AllianceBernstein Family of Funds

NOTES

52	• ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND

ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

GTG-0152-0109

ITEM 2.	CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Global Thematic Growth Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith President

Date:	March 27, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith President

Date:	March 27, 2009

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo Treasurer and Chief Financial Officer

Date:	March 27, 2009